UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5221 North O’Connor Boulevard, Suite 1375
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

200 Crescent Court, Suite 1400

Dallas, Texas 75201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Foundation Inc. Amended and Restated 2024 Equity Incentive Plan

First Foundation Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2025. At the Annual Meeting, the Company’s stockholders approved the First Foundation Inc. Amended and Restated 2024 Equity Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan increases the number of shares that may be granted as awards thereunder by 2,500,000, from 1,500,000 shares to a maximum total of 4,000,000 shares. The Amended and Restated Plan also provides additional rights to the Administrator, including appointing agents and delegating functions to others, provided such acts do not affect certain exemptions under Section 16 of the Securities Exchange Act of 1934, as amended. The material terms of the Amended and Restated Plan are described in “Approval of the Amended and Restated 2024 Equity Incentive Plan (Proposal No. 2)” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”), which description is incorporated herein by reference.

A copy of the Amended and Restated Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Resignation of Ulrich E. Keller, Jr.

On May 23, 2025, Ulrich E. Keller, Jr. informed the Company of his resignation from First Foundation Advisors (“FFA”), the investment advisory subsidiary of the Company, effective immediately. Mr. Keller was an FFA investment advisor who served as executive chairman until his resignation from such position on October 1, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the Proxy Statement:

1.	To elect ten members to the Board of Directors of the Company, each to hold office for a term of one year or until his or her respective successor is duly elected and qualified;

2.	To approve the Amended and Restated Plan;

3.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024; and

5.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Each stockholder of record is entitled to one vote per share of common stock. As of the close of business on March 31, 2025, the record date for the Annual Meeting, there were a total of 82,386,071 shares of the Company’s common stock issued and outstanding. Present at the Annual Meeting, either in person or by proxy, were holders of 64,187,076 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares entitled to vote. Set forth below are the final voting results:

Proposal No. 1 - Election of Directors

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Max A. Briggs, CFP	52,158,462	8,100,323	10,597	3,917,694
Sam Edelson	60,077,814	160,992	30,576	3,917,694
Henchy R. Enden	52,706,128	7,529,899	33,355	3,917,694
Simone Lagomarsino	59,507,199	695,037	67,146	3,917,694
Benjamin Mackovak	52,628,288	7,567,141	73,953	3,917,694
Elizabeth A. Pagliarini	51,351,908	8,889,168	28,306	3,917,694
C. Allen Parker	59,986,582	208,808	73,992	3,917,694
Mitchell M. Rosenberg	51,310,612	8,901,747	57,023	3,917,694
Thomas C. Shafer	59,667,085	535,015	67,282	3,917,694
Jacob P. Sonenshine, J.D., CFA	51,111,297	9,140,811	17,274	3,917,694

The stockholders voted to elect Max A. Briggs, CFP, Sam Edelson, Henchy R. Enden, Simone Lagomarsino, Benjamin Mackovak, Elizabeth A. Pagliarini, C. Allen Parker, Mitchell M. Rosenberg, Thomas C. Shafer and Jacob P. Sonenshine, J.D., CFA as directors, each to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

Proposal No. 2 – Approval of the Amended and Restated Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
47,588,386	11,211,017	1,469,979	3,917,694

The stockholders voted to approve the Amended and Restated Plan.

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
64,013,778	146,304	26,994	-

The stockholders voted to approve the ratification of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal No. 4 - Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
54,261,770	5,121,749	885,863	3,917,694

The stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024.

Proposal No. 5 - Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
57,074,451	23,124	2,243,856	927,951	3,917,694

The stockholders voted to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executed officers to be every 1 Year.

In accordance with the original recommendation of the Board of Directors of the Company (the “Board”) and consistent with the stockholder vote results, the Board has determined that the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year until such time as the Board may decide otherwise.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	First Foundation Inc. Amended and Restated 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: May 30, 2025	By:	/s/ JAMIE BRITTON
Jamie Britton
Executive Vice President and Chief Financial Officer

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